--------------------------------------------------------------------------------
LARGE-CAP VALUE
--------------------------------------------------------------------------------

AllianceBernstein
Disciplined Value
Fund

Semi-Annual Report
May 31, 2001

                                            Alliance Capital [LOGO](R)
                                            The Investment Professional's Choice

                           Investment Products Offered
                           ---------------------------
                            o Are Not FDIC Insured
                            o May Lose Value
                            o Are Not Bank Guaranteed
                           ---------------------------

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

LETTER TO SHAREHOLDERS
July 2, 2001

Dear Shareholder:

This report provides the performance, investment strategy and outlook of AllianceBernstein Disciplined Value Fund (the "Fund"), formerly Alliance Disciplined Value Fund, for the semi-annual reporting period ended May 31, 2001.

Investment Objective and Policies

The Fund invests primarily in the equity securities of U.S. companies that Alliance believes are undervalued. The Fund's investment objective is long-term growth of capital through the application of a disciplined value-oriented investment process. The Fund expects, under normal circumstances, to invest primarily in equity securities of about 75 U.S. companies. The Fund may also invest up to 15% of its total assets in non-U.S. companies.

Investment Results

The following table provides performance data for the Fund and its benchmark, the Russell 1000 Value Index, for the six- and 12-month periods ended May 31, 2001.

INVESTMENT RESULTS*
Periods Ended May 31, 2001

                                                           ---------------------
                                                               Total Returns
                                                           ---------------------
                                                           6 Months    12 Months
--------------------------------------------------------------------------------
AllianceBernstein
Disciplined Value Fund
   Class A                                                   27.74%       26.96%
--------------------------------------------------------------------------------
   Class B                                                   27.27%       26.16%
--------------------------------------------------------------------------------
   Class C                                                   27.32%       26.21%
--------------------------------------------------------------------------------
Russell 1000 Value Index                                      6.04%        7.68%
--------------------------------------------------------------------------------

* The Fund's investment results are total returns for the periods shown and are based on the net asset value (NAV) of each class of shares as of May 31, 2001. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for the Fund include the reinvestment of any distributions paid during each period. Past performance is no guarantee of future results.

      The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including AllianceBernstein Disciplined Value Fund.

      Additional investment results appear on pages 5-7.

The Fund substantially outperformed the Russell 1000 Value Index for the six- and 12-month periods ended May 31, 2001. Major barometers of U.S. equity investment performance were negative during the period under review, as large growth stocks, important components of broad U.S. market indices, underperformed. These large growth stocks comprise a larger percentage of the benchmark relative to the Fund. Therefore, the Fund performed better than its benchmark. Against the backdrop of severe fundamental uncertainty and heightened investor sensitivity to risk, the Fund's more conservatively valued portfolio performed well, which also helped enhance the Fund's performance.


--------------------------------------------------------------------------------
                                    ALLIANCEBERNSTEIN DISCIPLINED VALUE FUND o 1

----------------------
LETTER TO SHAREHOLDERS
----------------------

The contributors to the Fund's strong performance during the period under review were broad-based and include financial stocks benefiting from lower interest rates, such as Household International, a consumer lending company, and the PMI Group, a mortgage insurance company. Also, stable consumer companies such as Avon and health care companies such as Tenet continued to make strong contributions to the Fund's performance.

As always, the Fund remained fully invested throughout the period. Recently, energy and high quality stable consumer companies have been added to at the expense of technology. We substantially reduced the Fund's technology stocks in May after we substantially increased them in March and April. Technology is now 6% of the Fund's portfolio after having been as high as 26% earlier during the second quarter of this calendar year. At one point this quarter, on admittedly suspect earnings per share (EPS) fundamentals, technology occupied 26% of the most attractive part of our quantitative valuation output. With EPS estimates still being revised substantially lower, the valuation structure of these riskier parts of the market now appears insufficient to compensate shareholders for the higher level of fundamental risk.

The attractive position of technology in our valuation modeling in March and April of this year stood in stark contrast to its position a year ago. In March of 2000, technology was close to 0% of our most attractively scored stocks and it was the financials, aluminums and chemicals, that appeared cheap. With many of these sectors having made significant contributions to the Fund's portfolio performance over the past year, the Fund has been repositioned into underperforming health care and attractively priced energy names.

Market Commentary

The Federal Reserve continues to work overtime as it attempts to find the level of interest rates required to stabilize U.S. economic activity. The aggressive rate change mounted by the Fed is unprecedented in recent history and continues to underpin the still-resilient U.S. consumer. As it frequently has been, the consumer sector has proved to be the difference between limp gross domestic product (GDP) growth and a full-fledged U.S. recession.

The corporate sector continues to absorb the brunt of the higher labor and commodity price inflation that began to appear late last year. As companies have been unable to pass through price increases in such a fragile business environment, profit margins have suffered. As margins have moved lower, many of the prior cycle profit excesses have become transparent. The magnitude of the profit shortfall--especially when measured versus the level of slowdown in GDP--has been startling.


--------------------------------------------------------------------------------
2 o ALLIANCEBERNSTEIN DISCIPLINED VALUE FUND

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

Even outside of technology, the EPS disappointments appear to be increasing, not decreasing.

From a valuation perspective, the overall market appears to be reasonably balanced as the intra-market industry and sector valuation excesses of the last couple of years have been largely purged. In the current environment, differences in valuation are tighter and our quantitative model's volatility is higher. A year ago, the expensive stocks in the market were either so expensive or so inexpensive that it necessitated a 40% to 50% change in the stock price just to move our model's valuation perspective of them to a neutral position. Today, that difference has been substantially reduced.

Though well off its highs, overall market valuation continues to remain high versus history. We believe these valuations can be supported in a still low inflation environment if profit trends can resume normal historical patterns.

Market Outlook

The aggressive posture of the Fed, having reduced the Federal Funds rate six times for a cumulative reduction of 275 basis points year-to-date, has emboldened investors to look beyond pervasive corporate profit weakness. With foreign economic activity weakening and overseas monetary policy responding less energetically than the U.S. Fed, we believe the fundamental environment will remain challenging deep into this year. Given the lack of earnings visibility being expressed by many of the corporate managements that we meet with, we are quite comfortable owning a high quality portfolio of conservative businesses in today's environment.


--------------------------------------------------------------------------------
                                    ALLIANCEBERNSTEIN DISCIPLINED VALUE FUND o 3

----------------------
LETTER TO SHAREHOLDERS
----------------------

Thank you for your interest and investment in AllianceBernstein Disciplined Value Fund. We look forward to reporting to you on market activity and the Fund's investment results in the future.

Sincerely,


/s/ John D. Carifa

John D. Carifa
Chairman and President


/s/ Paul C. Rissman

Paul C. Rissman
Senior Vice President


/s/ Frank V. Caruso

Frank V. Caruso
Senior Vice President

[PHOTO]     John D. Carifa

[PHOTO]     Paul C. Rissman

[PHOTO]     Frank V. Caruso

Portfolio Managers, Paul C. Rissman and Frank V. Caruso, have over 32 years of combined investment experience.


--------------------------------------------------------------------------------
4 o ALLIANCEBERNSTEIN DISCIPLINED VALUE FUND

                                                               -----------------
                                                               PORTFOLIO SUMMARY
                                                               -----------------

PORTFOLIO SUMMARY
May 31, 2001 (unaudited)

ALLIANCEBERNSTEIN DISCIPLINED VALUE FUND
GROWTH OF A $10,000 INVESTMENT
12/31/99* TO 5/31/01

AllianceBernstein Disciplined Value Fund Class A: $13,520
Russell 1000 Value Index: $10,806

[The following data was depicted as a mountain chart in the printed material.]

                        AllianceBernstein
                           Disciplined                        Russell 1000
                           Value Fund                          Value Index
-------------------------------------------------------------------------------
     12/31/99                $ 9,574                             $10,000
      3/31/00                $10,148                             $10,048
      6/30/00                $10,259                             $ 9,577
      9/30/00                $10,862                             $10,330
     12/31/00                $11,440                             $10,701
      3/31/01                $11,374                             $10,075
      5/31/01                $13,520                             $10,806

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Disciplined Value Fund Class A shares (from 12/31/99 to 5/31/01) as compared to the performance of an appropriate broad-based index. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains. Performance for Class B and Class C shares will vary from the results shown above due to differences in expenses charged to these classes. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

When comparing AllianceBernstein Disciplined Value Fund to the index shown above, you should note that no charges or expenses are reflected in the performance of the index. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including AllianceBernstein Disciplined Value Fund.

* Closest month-end after Fund's Class A share inception date of 12/22/99.


--------------------------------------------------------------------------------
                                    ALLIANCEBERNSTEIN DISCIPLINED VALUE FUND o 5

-----------------
PORTFOLIO SUMMARY
-----------------

PORTFOLIO SUMMARY
May 31, 2001 (unaudited)

INCEPTION DATES               PORTFOLIO STATISTICS

Class A Shares                Net Assets ($mil): $113.1
12/22/99
Class B Shares
12/22/99
Class C Shares
12/22/99

SECTOR BREAKDOWN

22.7% Finance
15.2% Health Care                   [PIE CHART OMITTED]
13.6% Energy
12.6% Consumer Services
11.8% Consumer Staples
 6.1% Technology
 4.0% Basic Industry
 1.4% Capital Goods
 0.6% Multi-Industry Companies
 0.6% Utilities
 0.6% Consumer Manufacturing

10.8% Short-Term

HOLDING TYPE

89.2% Equity
10.8% Short-Term                    [PIE CHART OMITTED]

All data as of May 31, 2001. The Fund's sector breakdown and holding types are expressed as a percentage of total investments and may vary over time.


--------------------------------------------------------------------------------
6 o ALLIANCEBERNSTEIN DISCIPLINED VALUE FUND

                                                              ------------------
                                                              INVESTMENT RESULTS
                                                              ------------------

INVESTMENT RESULTS


AVERAGE ANNUAL TOTAL RETURNS AS OF MAY 31, 2001

Class A Shares
--------------------------------------------------------------------------------
                              Without Sales Charge             With Sales Charge
                 1 Year               26.96%                         21.57%
        Since Inception*              29.98%                         26.15%

Class B Shares
--------------------------------------------------------------------------------
                              Without Sales Charge             With Sales Charge
                 1 Year               26.16%                         22.16%
        Since Inception*              29.18%                         27.31%

Class C Shares
--------------------------------------------------------------------------------
                              Without Sales Charge             With Sales Charge
                 1 Year               26.21%                         25.21%
        Since Inception*              29.05%                         29.05%

SEC AVERAGE ANNUAL TOTAL RETURNS (WITH SALES CHARGES)
AS OF THE MOST RECENT QUARTER END (JUNE 30, 2001)

                              Class A              Class B            Class C
                              Shares               Shares             Shares
--------------------------------------------------------------------------------
                 1 Year        22.45%               23.04%             26.09%
        Since Inception*       22.18%               23.16%             24.81%

The Fund's investment results represent average annual total returns. The returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without and with the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (4% year 1, 3% year 2, 2% year 3, 1% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year, 1% contingent deferred sales charge for accounts over $1,000,000.

The Fund can invest in foreign securities, which may magnify fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. The Fund may at times be concentrated in a particular sector or industry group and, therefore, may be subject to greater risk. The Fund can invest in small to mid-capitalization companies. These investments may be more volatile than investments in large capitalization companies.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

* Inception date for all share classes: 12/22/99.


--------------------------------------------------------------------------------
                                    ALLIANCEBERNSTEIN DISCIPLINED VALUE FUND o 7

--------------------
TEN LARGEST HOLDINGS
--------------------

TEN LARGEST HOLDINGS
May 31, 2001 (unaudited)

                                                                      Percent of
Company                                                  Value        Net Assets
--------------------------------------------------------------------------------
Comcast Corp. Cl.A                                 $ 4,096,000              3.6%
--------------------------------------------------------------------------------
Tenet Healthcare Corp.                               4,094,100              3.6
--------------------------------------------------------------------------------
Kroger Co.                                           3,990,400              3.5
--------------------------------------------------------------------------------
Philip Morris Cos., Inc.                             3,855,750              3.4
--------------------------------------------------------------------------------
Citigroup, Inc.                                      3,843,750              3.4
--------------------------------------------------------------------------------
Dynegy, Inc. Cl.A                                    3,697,500              3.3
--------------------------------------------------------------------------------
J. P. Morgan Chase & Co.                             3,686,250              3.3
--------------------------------------------------------------------------------
Bank One Corp.                                       3,663,000              3.2
--------------------------------------------------------------------------------
The CIT Group, Inc. Cl.A                             3,573,000              3.2
--------------------------------------------------------------------------------
Trigon Healthcare, Inc.                              3,419,400              3.0
--------------------------------------------------------------------------------
                                                  $ 37,919,150             33.5%

MAJOR PORTFOLIO CHANGES
Six Months Ended May 31, 2001 (unaudited)
                                                  ------------------------------
                                                              Shares
                                                  ------------------------------
Purchases                                          Bought      Holdings 5/31/01
--------------------------------------------------------------------------------
AMR Corp.                                          85,000                85,000
--------------------------------------------------------------------------------
Avon Products, Inc.                                71,500                75,000
--------------------------------------------------------------------------------
Bank One Corp.                                     74,500                92,500
--------------------------------------------------------------------------------
Comcast Corp. Cl.A                                 81,500               100,000
--------------------------------------------------------------------------------
Dynegy, Inc. Cl.A                                  87,500                75,000
--------------------------------------------------------------------------------
Kroger Co.                                        135,000               160,000
--------------------------------------------------------------------------------
Philip Morris Cos., Inc.                           61,000                75,000
--------------------------------------------------------------------------------
Tenet Healthcare Corp.                             82,500                90,000
--------------------------------------------------------------------------------
Trigon Healthcare, Inc.                            60,000                60,000
--------------------------------------------------------------------------------
Wellpoint Health Networks, Inc.                    35,000                35,000
--------------------------------------------------------------------------------

Sales                                                Sold      Holdings 5/31/01
--------------------------------------------------------------------------------
A.H. Belo Corp.                                    36,500                    -0-
--------------------------------------------------------------------------------
Altera Corp.                                       12,500                    -0-
--------------------------------------------------------------------------------
First Data Corp.                                   10,000                    -0-
--------------------------------------------------------------------------------
Gannett Co., Inc.                                   9,000                    -0-
--------------------------------------------------------------------------------
Lyondell Chemical Co.                              35,000                    -0-
--------------------------------------------------------------------------------
Mattel, Inc.                                       35,000                    -0-
--------------------------------------------------------------------------------
Micron Technology, Inc.                            15,000                    -0-
--------------------------------------------------------------------------------
Royal Caribbean Cruises, Ltd.                      25,000                    -0-
--------------------------------------------------------------------------------
The Pepsi Bottling Group, Inc.                     12,500                    -0-
--------------------------------------------------------------------------------
Viacom, Inc. Cl.B                                   4,300                 3,300
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
8 o ALLIANCEBERNSTEIN DISCIPLINED VALUE FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

PORTFOLIO OF INVESTMENTS
May 31, 2001 (unaudited)

Company                                                  Shares    U.S. $ Value
--------------------------------------------------------------------------------

COMMON STOCKS-91.7%

Finance-23.3%
Banking - Money Center-3.3%
J. P. Morgan Chase & Co. ...........................     75,000   $   3,686,250
                                                                  -------------

Banking - Regional-3.9%
Bank of America Corp. ..............................     13,500         799,875
Bank One Corp. .....................................     92,500       3,663,000
                                                                  -------------
                                                                      4,462,875
                                                                  -------------
Brokerage & Money Management-0.6%
Goldman Sachs Group, Inc. ..........................      7,500         713,250
                                                                  -------------

Insurance-3.8%
ACE, Ltd. ..........................................     45,000       1,743,750
American International Group, Inc. .................     10,000         810,000
XL Capital, Ltd. Cl.A...............................     22,500       1,788,750
                                                                  -------------
                                                                      4,342,500
                                                                  -------------
Mortgage Banking-2.2%
PMI Group, Inc. ....................................     35,000       2,443,000
                                                                  -------------

Miscellaneous-9.5%
Citigroup, Inc. ....................................     75,000       3,843,750
Household International, Inc. ......................     50,000       3,283,000
The CIT Group, Inc. Cl.A............................     90,000       3,573,000
                                                                  -------------
                                                                     10,699,750
                                                                  -------------
                                                                     26,347,625
                                                                  -------------
Health Care-15.7%
Drugs-1.5%
Bristol-Myers Squibb Co. ...........................     15,000         813,600
Pharmacia Corp. ....................................     17,500         849,800
                                                                  -------------
                                                                      1,663,400
                                                                  -------------
Medical Products-3.6%
Abbott Laboratories.................................     14,000         727,720
Beckman Coulter, Inc. ..............................     25,000         943,750
Johnson & Johnson...................................      6,500         630,175
Medtronic, Inc. ....................................     40,000       1,719,200
                                                                  -------------
                                                                      4,020,845
                                                                  -------------
Medical Services-7.6%
IMS Health, Inc. ...................................     50,000       1,449,000
Tenet Healthcare Corp. .............................     90,000       4,094,100
Wellpoint Health Networks, Inc.(a)..................     35,000       3,038,000
                                                                  -------------
                                                                      8,581,100
                                                                  -------------
Miscellaneous-3.0%
Trigon Healthcare, Inc.(a)..........................     60,000       3,419,400
                                                                  -------------
                                                                     17,684,745
                                                                  -------------


--------------------------------------------------------------------------------
                                    ALLIANCEBERNSTEIN DISCIPLINED VALUE FUND o 9

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

Company                                                  Shares    U.S. $ Value
--------------------------------------------------------------------------------

Energy-14.0%
Domestic Integrated-0.9%
Phillips Petroleum Co. .............................     15,000   $     971,100
                                                                  -------------

Domestic Producers-1.5%
Kerr-McGee Corp. ...................................     25,000       1,741,750
                                                                  -------------

International-1.9%
BP Amoco Plc (ADR) (United Kingdom).................     37,500       2,002,125
Chevron Corp. ......................................      1,500         144,075
                                                                  -------------
                                                                      2,146,200
                                                                  -------------
Oil Service-6.4%
Baker Hughes, Inc. .................................     25,000         985,000
McDermott International, Inc. ......................     75,000       1,056,000
Noble Drilling Corp.(a).............................     25,000       1,067,500
Pride International, Inc.(a)........................     75,000       1,997,250
Santa Fe International Corp. .......................     30,000       1,106,400
Transocean Sedco Forex, Inc. .......................     20,000       1,069,000
                                                                  -------------
                                                                      7,281,150
                                                                  -------------
Miscellaneous-3.3%
Dynegy, Inc. Cl.A ..................................     75,000       3,697,500
                                                                  -------------
                                                                     15,837,700
                                                                  -------------
Consumer Services-13.0%
Airlines-4.8%
AMR Corp. ..........................................     85,000       3,314,150
Continental Airlines, Inc. Cl.B(a)..................     42,500       2,089,725
                                                                  -------------
                                                                      5,403,875
                                                                  -------------
Apparel-0.8%
Tommy Hilfiger Corp.(a).............................     60,000         906,000
                                                                  -------------

Broadcasting & Cable-5.0%
AOL Time Warner, Inc.(a)............................     12,500         652,875
AT&T Corp.-Liberty Media Group Cl.A(a)..............     45,000         758,250
Comcast Corp. Cl.A(a)...............................    100,000       4,096,000
Viacom, Inc. Cl.B(a)................................      3,300         190,212
                                                                  -------------
                                                                      5,697,337
                                                                  -------------
Entertainment & Leisure-1.1%
Carnival Corp. .....................................     20,000         564,600
Walt Disney Co. ....................................     20,000         632,400
                                                                  -------------
                                                                      1,197,000
                                                                  -------------
Retail - General Merchandise-1.3%
The Limited, Inc. ..................................     40,000         652,000
The May Department Stores Co. ......................     25,000         817,500
                                                                  -------------
                                                                      1,469,500
                                                                  -------------
                                                                     14,673,712
                                                                  -------------

--------------------------------------------------------------------------------
10 o ALLIANCEBERNSTEIN DISCIPLINED VALUE FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

Company                                                  Shares    U.S. $ Value
--------------------------------------------------------------------------------

Consumer Staples-12.1%
Beverages-0.8%
Anheuser-Busch Cos., Inc. ..........................     20,000   $     880,000
                                                                  -------------

Cosmetics-3.5%
Avon Products, Inc. ................................     75,000       3,282,000
The Estee Lauder Co., Inc. Cl.A.....................     17,500         710,500
                                                                  -------------
                                                                      3,992,500
                                                                  -------------
Household Products-0.9%
The Procter & Gamble Co. ...........................     15,000         963,600
                                                                  -------------

Retail - Food & Drug-3.5%
Kroger Co.(a).......................................    160,000       3,990,400
                                                                  -------------

Tobacco-3.4%
Philip Morris Cos., Inc. ...........................     75,000       3,855,750
                                                                  -------------
                                                                     13,682,250
                                                                  -------------
Technology-6.2%
Computer Services-0.8%
Paychex, Inc. ......................................     25,000         960,750
                                                                  -------------

Contract Manufacturing-3.4%
Flextronics International, Ltd. (Singapore)(a)......    100,000       2,522,000
Sanmina Corp.(a)....................................     25,000         676,500
Solectron Corp.(a)..................................     30,000         647,100
                                                                  -------------
                                                                      3,845,600
                                                                  -------------
Semi-Conductor Components-0.6%
Fairchild Semiconductor Corp. Cl.A(a)...............     35,000         691,250
                                                                  -------------

Software-1.4%
Amdocs, Ltd.(a).....................................     25,000       1,545,000
                                                                  -------------
                                                                      7,042,600
                                                                  -------------
Basic Industry-4.0%
Chemicals-2.1%
Du Pont E.I. de Nemours & Co. ......................     17,500         812,000
Solutia, Inc. ......................................    110,000       1,570,800
                                                                  -------------
                                                                      2,382,800
                                                                  -------------
Paper & Forest Products-1.9%
Sonoco Products Co. ................................     25,000         633,750
Westvaco Corp. .....................................     60,000       1,526,400
                                                                  -------------
                                                                      2,160,150
                                                                  -------------
                                                                      4,542,950
                                                                  -------------
Capital Goods-1.5%
Miscellaneous-1.5%
United Technologies Corp. ..........................     20,000       1,666,200
                                                                  -------------


--------------------------------------------------------------------------------
                                   ALLIANCEBERNSTEIN DISCIPLINED VALUE FUND o 11

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

                                                      Shares or
                                                      Principal
                                                         Amount
Company                                                   (000)    U.S. $ Value
--------------------------------------------------------------------------------

Consumer Manufacturing-0.7%
Building & Related-0.7%
American Standard Cos., Inc.(a).....................     11,000   $     732,930
                                                                  -------------

Multi-Industry Companies-0.6%
Tyco International, Ltd. ...........................     12,500         718,125
                                                                  -------------

Utilities-0.6%
Electric & Gas Utility-0.6%
AES Corp.(a)........................................     15,000         681,000
                                                                  -------------

Total Common Stocks
   (cost $94,061,301)...............................                103,609,837
                                                                  -------------

SHORT-TERM INVESTMENT-11.1%
Time Deposit-11.1%
State Street Euro Dollar
   3.50%, 6/01/01
   (amortized cost $12,582,000).....................    $12,582      12,582,000
                                                                  -------------

Total Investments-102.8%
   (cost $106,643,301)..............................                116,191,837
Other assets less liabilities-(2.8%)................                 (3,114,711)
                                                                  -------------

Net Assets-100%.....................................              $ 113,077,126
                                                                  =============
(a) Non-income producing security.

    Glossary:

    ADR - American Depositary Receipt.

    See notes to financial statements.


--------------------------------------------------------------------------------
12 o ALLIANCEBERNSTEIN DISCIPLINED VALUE FUND

                                               ---------------------------------
                                               STATEMENT OF ASSETS & LIABILITIES
                                               ---------------------------------

STATEMENT OF ASSETS & LIABILITIES
May 31, 2001 (unaudited)

Assets
Investments in securities, at value
   (cost $106,643,301) ......................................     $ 116,191,837
Cash ........................................................               832
Receivable for capital stock sold ...........................         1,896,003
Receivable for investment securities sold ...................           572,696
Collateral held for securities loaned .......................           283,800
Dividends and interest receivable ...........................           102,490
                                                                  -------------
Total assets ................................................       119,047,658
                                                                  -------------
Liabilities
Payable for investment securities purchased .................         5,461,978
Payable for collateral received on securities loaned ........           283,800
Advisory fee payable ........................................            64,188
Distribution fee payable ....................................            58,608
Payable for capital stock redeemed ..........................            36,022
Accrued expenses and other liabilities ......................            65,936
                                                                  -------------
Total liabilities ...........................................         5,970,532
                                                                  -------------
Net Assets ..................................................     $ 113,077,126
                                                                  -------------
Composition of Net Assets
Capital stock, at par .......................................     $       7,845
Additional paid-in capital ..................................       100,267,996
Accumulated net investment loss .............................          (160,877)
Accumulated net realized gain on investments ................         3,413,626
Net unrealized appreciation of investments ..................         9,548,536
                                                                  -------------
                                                                  $ 113,077,126
                                                                  -------------
Calculation of Maximum Offering Price
Class A Shares
Net asset value and redemption price per share
   ($50,590,878 / 3,492,146 shares of capital
   stock issued and outstanding) ............................            $14.49
Sales charge--4.25% of public offering price ................               .64
                                                                         ------
Maximum offering price ......................................            $15.13
                                                                         ======
Class B Shares
Net asset value and offering price per share
   ($45,466,688 / 3,166,337 shares of capital
   stock issued and outstanding) ............................            $14.36
                                                                         ======
Class C Shares
Net asset value and offering price per share
   ($17,019,560 / 1,186,792 shares of capital stock
   issued and outstanding) ..................................            $14.34
                                                                         ======

See notes to financial statements.


--------------------------------------------------------------------------------
                                   ALLIANCEBERNSTEIN DISCIPLINED VALUE FUND o 13

-----------------------
STATEMENT OF OPERATIONS
-----------------------

STATEMENT OF OPERATIONS
Six Months Ended May 31, 2001 (unaudited)

Investment Income
Dividends (net of foreign taxes
   withheld of $2,720) ........................     $ 280,435
Interest ......................................       119,650      $    400,085
                                                    ---------
Expenses
Advisory fee ..................................       216,843
Distribution fee-Class A ......................        43,844
Distribution fee-Class B ......................       101,448
Distribution fee-Class C ......................        41,528
Administrative ................................        56,300
Custodian .....................................        45,616
Audit and legal ...............................        24,619
Registration ..................................        22,627
Transfer agency ...............................        21,408
Printing ......................................        15,720
Directors' fees ...............................        10,480
Miscellaneous .................................         1,971
                                                    ---------
Total expenses ................................       602,404
Less: expenses waived and reimbursed
  by the adviser (see Note B) .................       (35,000)
                                                    ---------
Net expenses ..................................                         567,404
                                                                   ------------
Net investment loss ...........................                        (167,319)
                                                                   ------------
Realized and Unrealized Gain (Loss)
on Investments
Net realized gain on investment
   transactions ...............................                       3,652,393
Net realized loss on futures transactions .....                            (200)
Net change in unrealized appreciation/
   depreciation of investments ................                       9,499,680
                                                                   ------------
Net gain on investments .......................                      13,151,873
                                                                   ------------
Net Increase in Net Assets
   from Operations ............................                    $ 12,984,554
                                                                   ============

See notes to financial statements.


--------------------------------------------------------------------------------
14 o ALLIANCEBERNSTEIN DISCIPLINED VALUE FUND

                                              ----------------------------------
                                              STATEMENT OF CHANGES IN NET ASSETS
                                              ----------------------------------

STATEMENT OF CHANGES
IN NET ASSETS

                                                  Six Months       December 22,
                                                     Ended          1999(a) to
                                                 May 31, 2001      November 30,
                                                  (unaudited)          2000
                                                 =============     ============

Increase (Decrease) in Net Assets
from Operations
Net investment loss .........................    $    (167,319)    $    (36,359)
Net realized gain (loss) on investments
   and futures transactions .................        3,652,193          (49,790)
Net change in unrealized
   appreciation/depreciation
   of investments ...........................        9,499,680           48,856
                                                 -------------     ------------
Net increase (decrease) in net assets
   from operations ..........................       12,984,554          (37,293)
Distributions to Shareholders from:
Net realized gain on investments
   Class A ..................................         (120,311)              -0-
   Class B ..................................          (40,388)              -0-
   Class C ..................................          (28,078)              -0-
Capital Stock Transactions
Net increase ................................       80,576,933       19,641,509
                                                 -------------     ------------
Total increase ..............................       93,372,710       19,604,216
Net Assets
Beginning of period .........................       19,704,416          100,200
                                                 -------------     ------------
End of period (including undistributed
   net investment income of $6,442
   at November 30, 2000) ....................    $ 113,077,126     $ 19,704,416
                                                 =============     ============

(a) Commencement of operations.

    See notes to financial statements.


--------------------------------------------------------------------------------
                                   ALLIANCEBERNSTEIN DISCIPLINED VALUE FUND o 15

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

NOTES TO FINANCIAL STATEMENTS
May 31, 2001 (unaudited)

NOTE A

Significant Accounting Policies

AllianceBernstein Disciplined Value Fund, Inc. (the "Fund"), organized as a Maryland corporation on July 6, 1999, is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Prior to February 28, 2001, the Fund was known as the Alliance Disciplined Value Fund, Inc. The Fund offers Class A, Class B and Class C shares. Prior to commencement of operations on December 22, 1999, the Fund had no operations other than the sale to Alliance Capital Management L.P. (the "Adviser") of 10,000 shares of Class A shares and 10 shares each of Class B and Class C for the aggregate amount of $100,000 on Class A shares and $100 on each of Class B and Class C shares on December 14, 1999. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. All three classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange, on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) or on The Nasdaq Stock Market, Inc. are generally valued at the last reported sales price or if no sale occurred, at the mean of the closing bid and asked prices on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on The Nasdaq Stock Market, Inc.), are valued at the mean of the current bid and asked prices. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available


--------------------------------------------------------------------------------
16 o ALLIANCEBERNSTEIN DISCIPLINED VALUE FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized foreign currency gains and losses represent foreign exchange gains and losses from sales and maturities of debt securities, currency gains and losses realized between the trade and settlement dates on security transactions and the difference between the amounts of dividends and interest recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The Fund does not isolate the effect of fluctuations in foreign currency exchange rates when determining the gain or loss upon the sale of equity securities. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. The Fund accretes discount and amortizes premiums as adjustments to interest income. Investment gains and losses are determined on the identified cost basis.

5. Income and Expenses

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportion interest in the Fund represented by the net assets of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares.

6. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles


--------------------------------------------------------------------------------
                                   ALLIANCEBERNSTEIN DISCIPLINED VALUE FUND o 17

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") at an annualized rate of .75% of the average daily value of the Fund's net assets. The fee is accrued daily and paid monthly.

The Fund and the Adviser have entered into an Expense Limitation Agreement (the "Agreement"), dated December 6, 1999, under which the Adviser has agreed to waive its fees and, if necessary, reimburse expenses for the period from December 22, 1999 (commencement of operations) to December 21, 2000, exceeding the annual rate of 2.50% of average daily net assets for Class A shares and 3.20% of average daily net assets for Class B shares and Class C shares, respectively. Under the Agreement, any waivers or reimbursements made by the Adviser during this period are subject to repayment by the Fund in subsequent periods, but no later than December 21, 2002, provided that repayment does not result in the Fund's aggregate expenses in those subsequent periods exceeding the foregoing expense limitations. Further, the aggregate repayment to the Adviser will not exceed the sum of the Fund's organization costs and initial offering expenses. During the six months ended May 31, 2001, no repayments were made to the Adviser.

Pursuant to the advisory agreement, the Adviser provides certain legal and accounting services for the Fund. For the six months ended May 31, 2001, such fees amounted to $56,300. In addition, the Adviser agreed to waive a portion of its fees for such services. Such waiver amounted to $35,000.

The Fund compensates Alliance Global Investor Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $20,388 for the six months ended May 31, 2001.

For the six months ended May 31, 2001, the Fund's expenses were reduced by $380 under an expense offset arrangement with Alliance Global Investor Services, Inc.

Alliance Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund's shares. The Distributor has advised the Fund that it has received front-end sales charges of $20,191 from the sale of Class A shares and $21,980 and $4,434 in contingent deferred sales charges imposed upon redemptions by shareholders of Class B and Class C shares, respectively, for the six months ended May 31, 2001.

Brokerage commissions paid on investment transactions for the six months ended May 31, 2001 amounted to


--------------------------------------------------------------------------------
18 o ALLIANCEBERNSTEIN DISCIPLINED VALUE FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

$277,519, none of which was paid to Sanford C. Bernstein & Co. LLC, an affiliate of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Fund that it has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $760,519 and $394,048 for Class B and Class C shares, respectively; such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal period for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $158,185,793 and $85,403,892, respectively, for the six months ended May 31, 2001. There were no purchases and sales of U.S. government and government agency obligations for the six months ended May 31, 2001.

At May 31, 2001, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Gross unrealized appreciation of investments was $10,038,543 and gross unrealized depreciation of investments was $490,007 resulting in net unrealized appreciation of $9,548,536.

1. Financial Futures Contracts

The Fund may buy or sell financial futures contracts for the purpose of hedging its portfolios against adverse effects of anticipated movements in the market. The Fund bears the market risk that arises from changes in the value of these financial instruments. The Fund's activities in domestic futures contracts are conducted through regulated exchanges which do not result in counterparty credit risk.

At the time the Fund enters into a futures contract, the Fund deposits and maintains with their custodian as collateral an initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract.

Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or


--------------------------------------------------------------------------------
                                   ALLIANCEBERNSTEIN DISCIPLINED VALUE FUND o 19

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed. At May 31, 2001, the Fund had no outstanding futures contract.

NOTE E

Security Lending

The Fund has entered into a securities lending agreement with UBS/Paine Webber, Inc. (the "Lending Agent"). Under the terms of the agreement, the Lending Agent, on behalf of the Fund, administers the lending of portfolio securities to certain broker-dealers. In return, the Fund receives fee income from the lending transactions. All loans are continuously secured by collateral exceeding the value of the securities loaned. All collateral consists of either cash or U.S. Government securities. The Lending Agent invests the cash collateral in an eligible money market vehicle in accordance with the investment restrictions of the Fund. UBS/Paine Webber will indemnify the Fund for any loss resulting from a borrower's failure to return a loaned security when due. As of May 31, 2001, the Fund had loaned securities with a value of $272,184 and received cash collateral of $283,800. For the six months ended May 31, 2001, the Fund received fee income of $92 which is included in interest income in the accompanying Statement of Operations.

NOTE F

Capital Stock

There are 9,000,000,000 shares of $0.001 par value capital stock authorized, divided into three classes, designated Class A, Class B and Class C shares. Each Class consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:

                        -----------------------------     -----------------------------
                                 Shares                             Amount
                        -----------------------------     -----------------------------
                          Six Months     December 22,       Six Months     December 22,
                               Ended       1999(a) to            Ended       1999(a) to
                        May 31, 2001     November 30,     May 31, 2001     November 30,
                         (unaudited)             2000      (unaudited)             2000
                        ---------------------------------------------------------------
Class A
Shares sold                2,360,583        1,281,986     $ 31,706,731     $ 14,777,440
---------------------------------------------------------------------------------------
Shares issued in
   reinvestment of
   distributions               8,748               -0-         103,934               -0-
---------------------------------------------------------------------------------------
Shares redeemed             (154,076)         (15,095)      (2,000,298)        (178,720)
---------------------------------------------------------------------------------------
Net increase               2,215,255        1,266,891     $ 29,810,367     $ 14,598,720
=======================================================================================


--------------------------------------------------------------------------------
20 o ALLIANCEBERNSTEIN DISCIPLINED VALUE FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

                        -----------------------------     -----------------------------
                                 Shares                             Amount
                        -----------------------------     -----------------------------
                          Six Months     December 22,       Six Months     December 22,
                               Ended       1999(a) to            Ended       1999(a) to
                        May 31, 2001     November 30,     May 31, 2001     November 30,
                         (unaudited)             2000      (unaudited)             2000
                        ---------------------------------------------------------------
Class B
Shares sold                3,165,390          239,171     $ 41,125,506     $  2,741,986
---------------------------------------------------------------------------------------
Shares issued in
   reinvestment of
   distributions               3,746               -0-          44,741               -0-
---------------------------------------------------------------------------------------
Shares redeemed             (231,453)         (10,527)      (3,024,780)        (114,624)
---------------------------------------------------------------------------------------
Net increase               2,937,683          228,644     $ 38,145,467     $  2,627,362
=======================================================================================

Class C
Shares sold                1,041,254          225,173     $ 13,618,863     $  2,442,751
---------------------------------------------------------------------------------------
Shares issued in
   reinvestment of
   distributions               2,236               -0-          26,429               -0-
---------------------------------------------------------------------------------------
Shares redeemed              (79,432)          (2,449)      (1,024,193)         (27,324)
---------------------------------------------------------------------------------------
Net increase                 964,058          222,724     $ 12,621,099     $  2,415,427
=======================================================================================

NOTE G

Bank Borrowing

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $750 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended May 31, 2001.

(a) Commencement of operations.


--------------------------------------------------------------------------------
                                   ALLIANCEBERNSTEIN DISCIPLINED VALUE FUND o 21

--------------------
FINANCIAL HIGHLIGHTS
--------------------

FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                             ---------------------------
                                                                       Class A
                                                             ---------------------------
                                                               Six Months   December 22,
                                                                    Ended     1999(a) to
                                                             May 31, 2001   November 30,
                                                              (unaudited)           2000
                                                             ---------------------------
Net asset value, beginning of period .......................   $    11.42     $    10.00
                                                             ---------------------------
Income From Investment Operations
Net investment loss(b)(c) ..................................         (.02)          (.03)
Net realized and unrealized gain on investment transactions          3.17           1.45
                                                             ---------------------------
Net increase in net asset value from operations ............         3.15           1.42
                                                             ---------------------------
Less: Distributions
Distributions from net realized gains ......................         (.08)            -0-
                                                             ---------------------------
Total distributions ........................................         (.08)            -0-
                                                             ---------------------------
Net asset value, end of period .............................   $    14.49     $    11.42
                                                             ===========================
Total Return
Total investment return based on net asset value(d) ........        27.74%         14.20%
Ratios/Supplemental Data
Net assets, end of period (000's omitted) ..................   $   50,591     $   14,583
Ratios to average net assets of:
   Expenses, net of waivers/reimbursements(e) ..............         1.66%          2.50%
   Expenses, before waivers/reimbursements(e) ..............         1.72%          9.25%
   Net investment loss(e) ..................................         (.27)%         (.33)%
Portfolio turnover rate ....................................          156%           249%

See footnote summary on page 24.


--------------------------------------------------------------------------------
22 o ALLIANCEBERNSTEIN DISCIPLINED VALUE FUND

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                             ---------------------------
                                                                       Class B
                                                             ---------------------------
                                                               Six Months   December 22,
                                                                    Ended     1999(a) to
                                                             May 31, 2001   November 30,
                                                              (unaudited)           2000
                                                             ---------------------------
Net asset value, beginning of period .......................   $    11.36     $    10.00
                                                             ---------------------------
Income From Investment Operations
Net investment loss(b)(c) ..................................         (.06)          (.11)
Net realized and unrealized gain on investment transactions          3.14           1.47
                                                             ---------------------------
Net increase in net asset value from operations ............         3.08           1.36
                                                             ---------------------------
Less: Distributions
Distributions from net realized gains ......................         (.08)            -0-
                                                             ---------------------------
Total distributions ........................................         (.08)            -0-
                                                             ---------------------------
Net asset value, end of period .............................   $    14.36     $    11.36
                                                             ===========================
Total Return
Total investment return based on net asset value(d) ........        27.27%         13.60%
Ratios/Supplemental Data
Net assets, end of period (000's omitted) ..................   $   45,467     $    2,597
Ratios to average net assets of:
   Expenses, net of waivers/reimbursements(e) ..............         2.25%          3.20%
   Expenses, before waivers/reimbursements(e) ..............         2.31%          8.16%
   Net investment loss(e) ..................................         (.88)%        (1.08)%
Portfolio turnover rate ....................................          156%           249%

See footnote summary on page 24.


--------------------------------------------------------------------------------
                                   ALLIANCEBERNSTEIN DISCIPLINED VALUE FUND o 23

--------------------
FINANCIAL HIGHLIGHTS
--------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                             ---------------------------
                                                                       Class C
                                                             ---------------------------
                                                               Six Months   December 22,
                                                                    Ended     1999(a) to
                                                             May 31, 2001   November 30,
                                                              (unaudited)           2000
                                                             ---------------------------
Net asset value, beginning of period .......................   $    11.34     $    10.00
                                                             ---------------------------
Income From Investment Operations
Net investment loss(b)(c) ..................................         (.06)          (.12)
Net realized and unrealized gain on investment transactions          3.14           1.46
                                                             ---------------------------
Net increase in net asset value from operations ............         3.08           1.34
                                                             ---------------------------
Less: Distributions
Distributions from net realized gains ......................         (.08)            -0-
                                                             ---------------------------
Total distributions ........................................         (.08)            -0-
                                                             ---------------------------
Net asset value, end of period .............................   $    14.34     $    11.34
                                                             ===========================
Total Return
Total investment return based on net asset value(d) ........        27.32%         13.40%
Ratios/Supplemental Data
Net assets, end of period (000's omitted) ..................   $   17,020     $    2,525
Ratios to average net assets of:
   Expenses, net of waivers/reimbursements(e) ..............         2.31%          3.20%
   Expenses, before waivers/reimbursements(e) ..............         2.37%         10.14%
   Net investment loss(e) ..................................         (.92)%        (1.08)%
Portfolio turnover rate ....................................          156%           249%

(a) Commencement of operations.
(b) Based on average shares outstanding.
(c) Net of fees waived and expenses reimbursed by the Adviser.
(d) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total investment return calculated for a period of less than one year is not annualized.
(e) Annualized.


--------------------------------------------------------------------------------
24 o ALLIANCEBERNSTEIN DISCIPLINED VALUE FUND

                                                    ----------------------------
                                                    GLOSSARY OF INVESTMENT TERMS
                                                    ----------------------------

GLOSSARY OF INVESTMENT TERMS

basis point (bp)

One basis point equals 0.01%.

benchmark

A standard by which a fund's performance can be measured. A benchmark is usually an unmanaged index, such as the Standard & Poor's 500 Stock Index or the Lehman Brothers Aggregate Bond Index.

capitalization or market capitalization

The absolute dollar value of a company's outstanding stock. Capitalization is determined by multiplying the amount of publicly owned shares by the stock's current market value.

earnings per share (EPS)

A common measurement of a stock's performance, calculated by taking a company's net income and dividing it by the number of shares the company has outstanding.

equity

Another term for stock.

index

A compilation of securities of similar types of companies that is used to measure the investment performance of securities within that specific market. An index is often used as a benchmark for a mutual fund. An investor cannot invest directly in an index.

net asset value (NAV)

The value of a mutual fund's total assets, minus its liabilities, divided by the number of shares outstanding.

portfolio

The collection of securities that make up a Fund's or an investor's investments.


--------------------------------------------------------------------------------
                                   ALLIANCEBERNSTEIN DISCIPLINED VALUE FUND o 25

----------------
ALLIANCE CAPITAL
----------------

ALLIANCE CAPITAL
The Investment Professional's Choice

Alliance Capital is a leading global investment management firm with approximately $433 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital has been selected by employee benefit plans for 56 of the FORTUNE 100 companies and public retirement funds in 36 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital, we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by 620 investment professionals in 35 cities and 19 countries. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.

All information on Alliance Capital is as of 3/31/01.


--------------------------------------------------------------------------------
26 o ALLIANCEBERNSTEIN DISCIPLINED VALUE FUND

                                                --------------------------------
                                                ALLIANCE CAPITAL AT YOUR SERVICE
                                                --------------------------------

ALLIANCE CAPITAL AT YOUR SERVICE

At Alliance Capital, shareholder satisfaction is among our top priorities. That is why we provide our shareholders with a wide variety of products and time-saving services.

o     Low Minimum Investments

      You can begin investing in Alliance Capital funds with as little as $250 (except for Alliance Select Investor Series Biotechnology Portfolio, Alliance Select Investor Series Premier Portfolio, Alliance Select Investor Series Technology Portfolio, and Alliance Select Investor Series Small Cap Growth Portfolio which generally have a $10,000 minimum initial investment) and may make subsequent investments of $50 or more.

o     Automatic Reinvestment

      You may choose to reinvest fund dividend and capital-gains distributions automatically at no charge.

o     Automatic Investment Program

      Build your investment account by having money automatically transferred from your bank account on a regular basis.

o     Dividend Direction Plans

      You may cross-invest dividends from one fund into the same class of shares in any other fund without incurring a sales charge--a good way to diversify your assets.

o     Auto Exchange

      You may choose to automatically exchange money from one Alliance Capital fund to another on a regular basis. This can be a good way to dollar cost average*, helping you to invest with discipline.

o     Systematic Withdrawals

      Regular checks for specified amounts can be sent to you or to your brokerage or bank account.

o     E-Statements

      Sign up to view your quarterly account statement on-line, rather than wait to receive paper copies in the mail--it's easy, convenient and saves you time and storage space.

o     A Choice of Purchase Plans

      Most funds are available in A, B, and C Class shares. Many funds are also available in Advisor Class shares.

o     Telephone Transaction

      Purchases, transfers and redemptions can be made by calling (800) 221-5672. Our knowledgeable representatives are available to assist you Monday through Friday from 8:30 a.m. to 8:00 p.m. Eastern Standard Time.

o     Alliance Answer: 24-Hour Information

      For your convenience, our computerized audio response system is available to you 24-hours a day by calling (800) 251-0539. Using any touch tone phone, you can hear share prices, get account balances, review details of your last transaction, obtain dividend information, order statements/checkbooks, review fund objectives, and Watchlist information, order additional copies of statements and request additional year-end tax forms (available from February 1 to May 31).

o     The Alliance Advance

      A quarterly newsletter discussing investment strategies, economic news and other mutual fund matters.

o Alliance Capital on the World Wide Web at www.alliancecapital.com. Here, you can access updated account information, including daily pricing, make additional investments, exchange between Alliance funds and view fund performance.

* Dollar cost averaging does not assure a profit nor protect against loss in a declining market. Since this strategy involves continuous investments in securities, regardless of fluctuating prices, investors should consider their financial ability to invest during periods of low price levels.


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                                   ALLIANCEBERNSTEIN DISCIPLINED VALUE FUND o 27

------------------
BOARD OF DIRECTORS
------------------

BOARD OF DIRECTORS

John D. Carifa, Chairman and President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
William H. Foulk, Jr.(1)
Clifford L. Michel(1)
Donald J. Robinson(1)

OFFICERS

Frank V. Caruso, Senior Vice President
Paul C. Rissman, Senior Vice President
Kathleen A. Corbet, Senior Vice President
Thomas J. Bardong, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller

Custodian

State Street Bank & Trust Company
225 Franklin Street
Boston, MA 02110

Principal Underwriter

Alliance Fund Distributors, Inc.
1345 Avenue of the Americas
New York, NY 10105

Transfer Agent

Alliance Global Investor Services, Inc.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-free (800) 221-5672

Independent Auditors

Ernst & Young LLP
787 Seventh Avenue
New York, NY 10019

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

(1) Member of the Audit Committee.


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28 o ALLIANCEBERNSTEIN DISCIPLINED VALUE FUND

                                                --------------------------------
                                                ALLIANCE CAPITAL FAMILY OF FUNDS
                                                --------------------------------

ALLIANCE CAPITAL FAMILY OF FUNDS

Domestic Equity Funds

Growth & Income Fund
Growth Fund
Health Care Fund
Premier Growth Fund
Quasar Fund
Technology Fund
The Alliance Fund

Global & International Equity Funds

All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Fund
International Premier Growth Fund
New Europe Fund
Worldwide Privatization Fund

AllianceBernstein Value Funds

Disciplined Value Fund
Global Value Fund
International Value Fund
Real Estate Investment Fund
Small Cap Value Fund
Utility Income Fund
Value Fund

Select Investor Series

Biotechnology Portfolio
Premier Portfolio
Small Cap Growth Portfolio
Technology Portfolio

Asset Allocation Funds

Balanced Shares
Conservative Investors Fund
Growth Investors Fund

Fixed Income Funds

Corporate Bond Portfolio
Global Dollar Government Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
North American Government Income Trust
Quality Bond Portfolio
U.S. Government Portfolio

Municipal Income Funds

National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

Closed-End Funds

All-Market Advantage Fund
The Austria Fund
ACM Government Income Fund
ACM Government Opportunity Fund
The Korean Investment Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
The Southern Africa Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

Alliance also offers AFD Exchange Reserves, which serves as the money market fund exchange vehicle for the Alliance mutual funds.

To obtain a prospectus for any Alliance Capital fund, call your investment professional, or call Alliance at (800) 227-4618.


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                                   ALLIANCEBERNSTEIN DISCIPLINED VALUE FUND o 29

AllianceBernstein Disciplined Value Fund

1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

Alliance Capital [LOGO](R)
The Investment Professional's Choice

(R) These registered service marks used under license from the owner, Alliance Capital Management L.P.

DVPSR501